                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  October 17, 2005
(Date of earliest event reported)

                   Greenwich Capital Commercial Funding Corp.
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             (Exact name of registrant as specified in its charter)

           Delaware                    333-108801               06-1565524
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(State or other jurisdiction      (Commission File No.)       (IRS Employer
     of incorporation)                                      Identification No.)

            600 Steamboat Road,
          Greenwich, Connecticut                           06830
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   (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number, including area code  (203) 625-2700
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 8.01         Other Events.

                  Attached as Exhibit 99.1 and Exhibit 99.2 to this Current
Report are certain structural and collateral term sheets (the
"Structural/Collateral Term Sheets") furnished to the Registrant by Greenwich
Capital Markets, Inc. (the "Underwriter"), one of the underwriters in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2005-GG5
(the "Certificates"). The Certificates are being offered pursuant to a
Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the
Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.
333-108801) (the "Registration Statement"). The Registrant hereby incorporates the Structural/Collateral Term Sheets by reference in the Registration
Statement.

                  The Structural/Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Structural/Collateral Term Sheets.

                  Any statement or information contained in the
Structural/Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01         Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit No.                               Description
         -----------                               -----------
            99.1                             Structural/Collateral Term Sheet

            99.2                             Structural/Collateral Term Sheet

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GREENWICH CAPITAL COMMERCIAL
                                          FUNDING CORP.

Date: October 18, 2005

                                       By:      /s/ Andrew Snow
                                                ----------------------------
                                       Name:    Andrew Snow
                                       Title:   Vice President

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
    Exhibit No.                Description                        Electronic (E)
    -----------                -----------                        --------------

       99.1                 Structural/Collateral Term Sheet             E

       99.2                 Structural/Collateral Term Sheet             E